EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sky Petroleum, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Noonan, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011	By:	/s/ Michael D. Noonan
Michael D. Noonan Interim Chief Financial Officer Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Sky Petroleum, Inc. and will be retained by Sky Petroleum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.